                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                AMENDMENT NO. 2 TO FORM 8-K (DATED JUNE 11, 1996)



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 8, 1997


                                   INSCI CORP.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    Delaware
- --------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


1-12966                                           06-1302773
- -----------------------------                     ------------------------------
Commission File No.                               I.R.S. Employer Identification


Two Westborough Business Park
Westborough, MA                                   01581
- -----------------------------                     ------------------------------
Address of principal                              Zip Code
executive offices


(508) 870-4000
- -----------------------------
Registrant's telephone number,
including area code


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7.       FINANCIAL STATEMENT

    The Registrant (the "Company") supplements its 8-K Report Amendment No. 1 filed on May 24, 1996, with respect to the acquisition of the assets of the Courtland Group, Inc. by the Company.

    The Company supplementally submits as an exhibit to the within report the executed Accountant's Report (Pannell Kerr Forster, PC), stating the city and state in which the report was executed, as well as the Pro-Forma Financial Statement with respect to the acquisition of the Courtland Group, Inc. by the Company.

                                    EXHIBITS

1. Signed Accountants' Report.
2. Pro-forma Financial Statement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            New York, New York
                  September 8, 1997



                                           INSCI CORP.
                                           -------------------------------------
                                             (Registrant)



                                           /s/ E. TED PRINCE
                                           -------------------------------------
                                               E.Ted Prince
                                               Chief Executive Officer

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                                   EXHIBIT 1

                          Independent Auditor's Report



To the Directors and
 Stockholders
Courtland Group, Inc.

We have audited the accompanying balance sheet of Courtland Group, Inc. as of March 27, 1996 and the related statements of operations, stockholder's equity (deficit), and cash flows for the period May 1, 1995 to March 27, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Courtland Group, Inc. at March 27, 1996, and the results of its operations and its cash flows for the period May 1, 1995 to March 27, 1996 in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, Courtland Group, Inc. completed the sale of certain net assets to a third party on March 28, 1996. The accompanying balance sheet as of March 27, 1996 has been prepared as of a date prior to the sale of net assets. The accompanying balance sheet does not include any adjustments relating to the realization and classification of the recorded net assets that might be necessary to reflect the intentions of the third party purchaser.


New York, New York                                      PANNELL KERR FORSTER PC

May 1, 1996


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                                   EXHIBIT 2

                   PROFORMA RESULTS OF OPERATIONS (UNAUDITED)

                           INSCI
                       (AS REPORTED)   COURTLAND     ADJUSTMENTS       PROFORMA
                       ------------  -------------   -----------       --------
Revenue                   $ 7,913        $ 767        $     --         $ 8,680
Cost of Revenue             3,311          407              --           3,718
                          -------        -----       ---------         -------
Gross Margin                4,602          360              --           4,962
Expenses                    6,084          460            $400           6,944
                          -------        -----       ---------         -------
Loss from Operations       (1,482)        (100)           (400)         (1,982)

Interest Income-net            30           --              (4)             26
Income Tax Benefit             --           36             (36)             --
                          -------        -----       ---------         -------
Net loss                   (1,452)         (64)           (440)         (1,956)
Prefered Stock Dividend      (470)          --              --            (470)
                          -------        -----       ---------         -------
Net Loss Applicable
  to Common Shares        $(1,922)       $ (64)      $    (440)         (2,426)
                          =======        =====       =========         =======
Net Loss Per Common Stock                                              $ (0.65)
                                                                       =======
Weighted Average Common
Shares Outstanding                                                       3,745
                                                                       =======